EXHIBIT 99.1

Upland Software Reports First Quarter 2016 Financial Results

AUSTIN, Texas, May 12, 2016 /PRNewswire/ -- Upland Software, Inc. (Nasdaq: UPLD), a leader in cloud-based Enterprise Work Management software, today reported its financial results for the first quarter ended March 31, 2016, and provided guidance for its second quarter of 2016.
First Quarter 2016 Financial Highlights

•	Total revenue was $17.6 million, compared to $17.5 million in the first quarter of 2015. On a constant currency basis, year-over-year growth in total revenue was 3%.

•
Subscription and support revenue was $15.2 million, an increase of 6% from subscription and support revenue of $14.3 million in the first quarter of 2015. On a constant currency basis, year-over-year growth in subscription and support revenue was 9%.

•
GAAP net loss was $5.6 million compared to a net loss of $3.7 million in the first quarter of 2015 primarily due to one-time acquisition and divestiture costs in the first quarter of 2016 relative to the first quarter of 2015.

•
Adjusted EBITDA was $2.0 million, or $0.13 per share, an increase of 338% compared to Adjusted EBITDA of $0.5 million, or $0.03 per share, in the first quarter of 2015. A reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP measure, is provided in the financial tables that accompany this release.

•	Cash on hand as of the end of the first quarter was $13.6 million.

“We started 2016 with strength, delivering record Adjusted EBITDA and two accretive acquisitions," said Jack McDonald, chairman and CEO of Upland Software. "We have now met or exceeded guidance in each of the seven quarters we've reported since going public, and our quarterly ramp in Adjusted EBIDTA is nicely underway."

First Quarter 2016 Business Highlights

•
Announced two acquisitions that expanded our Digital Engagement product family by adding a powerful new cloud-based web analytics offering and growing our Mobile Commons cloud-based mobile messaging platform with the addition of Hipcricket.

•	Continued customer-driven innovation with three major feature releases, including:

◦	Project and IT Management applications, with improved program management capability, and usability.

◦	Workflow Automation applications, with enhanced eForms, offline forms, forms portal, and integration.

◦	Digital Engagement, with improved performance, usability, and handling of media objects.

•	Added over 80 new customer relationships, including 5 major accounts. In addition, expanded over 100 existing customer relationships, including 11 major expansions.

•	Hosted Upland's Workflow Automation conference with over 50 partners attending.

•	Featured at The Customer Success Summit, and presented strategies that have dramatically improved the Upland customer experience, success, and net promoter score (NPS).

Business Outlook
For the quarter ending June 30, 2016, Upland expects reported total revenue to be in the range of $17.3 million to $18.3 million including subscription and support revenue in the range of $15.4 million to $16.4 million, for growth in recurring revenue of 14% (16% growth on a constant currency basis) at the mid-point over the quarter ended June 30, 2015. Adjusted EBITDA is expected to be in the range of $2.1 million to $2.7 million, for an Adjusted EBITDA margin of 13% at the mid-point, representing growth of 198% at the mid-point over the quarter-ended June 30, 2015.

For the full year ending December 31, 2016, Upland expects reported total revenue to be in the range of $70.0 million to $74.0 million including subscription and support revenue in the range of $61.7 million to $65.7 million, for growth in recurring revenue of 11% at the mid-point over the year ended December 31, 2015. Adjusted EBITDA is expected to be in the range of $9.5 million to $11.5 million, for an Adjusted EBITDA margin of 15% at the mid-point, representing growth of 148% at the mid-point over the year-ended December 31, 2015.

Conference Call Details
Upland's executive team will host a live conference call and webcast at 5:00 p.m. Eastern Time today to review Upland’s financial results and outlook for the business. The conference call may be accessed within North America by dialing 1.888.684.7501 and outside of North America by dialing 1.925.418.7884, referencing conference code 4724545. The conference call will be simultaneously webcast on Upland’s investor relations website, which can be accessed at investor.uplandsoftware.com. This webcast will contain forward-looking statements and other material information regarding Upland’s financial and operating results.
Following completion of the live call, a recorded replay of the webcast will be available on Upland's website at investor.uplandsoftware.com. A replay of the conference call will be available as of 8:30 p.m. Eastern Time on May 12, 2016 through 11:59 p.m. Eastern Time on May 26, 2016 at investor.uplandsoftware.com.
About Upland Software
Upland Software (Nasdaq: UPLD) is a leading provider of cloud-based Enterprise Work Management software. Our family of applications enables users to manage their projects, professional workforce and IT investments, automate document-intensive business processes and effectively engage with their customers, prospects and community via the web and mobile technologies. With more than 2,000 customers and over 235,000 users around the world, Upland Software solutions help customers run their operations smoothly, adapt to change quickly, and achieve better results every day. To learn more, visit www.uplandsoftware.com.

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share, and constant currency revenue.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and they are used by our institutional investors and the analyst community to help them analyze the health of our business. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the tables provided below in this release.

Upland defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, plus net income (loss) from discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, and purchase accounting adjustments for deferred revenue.
Upland defines non-GAAP net income (loss) as net income (loss), calculated in accordance with GAAP, plus discontinued operations, plus the impact of amortization of purchased intangible assets, amortization debt discount, stock-based compensation expenses, acquisition-related costs, nonrecurring litigation expenses, purchase accounting adjustments for deferred revenue, nonrecurring provision for income tax, and the related tax effect of the adjustments above.
Upland defines constant currency revenue as reported revenue adjusted for foreign currency exchange rates. In order to compute constant currency revenue, Upland converts the current period's local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue. The foreign exchange impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.
Annualized recurring revenue value as of December 31 equals the monthly value of our recurring revenue contracts measured as of December 31 multiplied by 12. We define annual dollar renewal rate (also referred to as net dollar retention rate) as of December 31 as the aggregate annualized recurring revenue value at December 31 from those customers that were also customers as of December 31 of the prior fiscal year, divided by the aggregate annualized recurring revenue value from all customers as of December 31 of the prior fiscal year.
Upland’s earnings press releases containing such non-GAAP reconciliations can be found on the Investor Relations section of Upland’s website at investor.uplandsoftware.com.
Forward-looking Statements
This release contains forward-looking statements which are subject to substantial risks, uncertainties and assumptions. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "seek," "will," "may" or similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: our financial performance and our ability to achieve, sustain or increase profitability or predict financial results; our ability to attract and retain customers; our ability to deliver high-quality customer service; lack of demand growth for enterprise work management applications; our ability to effectively manage our growth; our ability to consummate and integrate acquisitions and mergers; maintaining our senior management and key personnel; our ability to maintain and expand our direct sales organization; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; fluctuations in currency exchange rates; the operation and reliability of our third-party data centers and other service providers; and factors that could affect our business and financial results identified in Upland's filings with the Securities and Exchange Commission (the "SEC"), including Upland's most recent 10-K and our recent Quarterly Report on Form 10-Q filed with the SEC. Additional information will also be set forth in Upland's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland's views as of the date of this press release and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.

###
Investor Relations Contact:
Mike Hill
Upland Software
512.960.1031
investor-relations@uplandsoftware.com

Media Contact:
Leslie Canter
Upland Software
512.960.1028
media@uplandsoftware.com

Upland Software, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2016	2015
Revenue:
Subscription and support	$15,241	$14,322
Perpetual license	318	811
Total product revenue	15,559	15,133
Professional services	2,023	2,395
Total revenue	17,582	17,528
Cost of revenue:
Subscription and support	5,226	4,732
Professional services	1,624	1,908
Total cost of revenue	6,850	6,640
Gross profit	10,732	10,888
Operating expenses:
Sales and marketing	3,069	3,532
Research and development	3,910	3,926
Refundable Canadian tax credits	(109)	(121)
General and administrative	4,123	5,119
Depreciation and amortization	1,472	1,014
Acquisition-related expenses	2,428	545
Total operating expenses	14,893	14,015
Loss from operations	(4,161)	(3,127)
Other expense:
Interest expense, net	(561)	(347)
Other expense, net	(748)	(512)
Total other expense	(1,309)	(859)
Loss before provision for income taxes	(5,470)	(3,986)
(Provision for) benefit from income taxes	(103)	243
Net loss	$(5,573)	$(3,743)
Net loss per common share:
Net loss per common share, basic and diluted	$(0.36)	$(0.25)
Weighted-average common shares outstanding, basic and diluted	15,432,405	14,841,316

Upland Software, Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands)

	March 31, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$13,585	$18,473
Accounts receivable, net of allowance	13,161	13,972
Prepaid and other	2,996	2,603
Total current assets	29,742	35,048
Canadian tax credits receivable	1,587	2,018
Property and equipment, net	6,018	6,001
Intangible assets, net	33,913	31,526
Goodwill	64,848	47,422
Other assets	416	399
Total assets	$136,524	$122,414
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,092	$2,548
Accrued compensation	2,044	2,441
Accrued expenses and other	5,274	5,173
Deferred revenue	21,510	19,931
Due to sellers	9,068	2,409
Current maturities of notes payable	1,497	1,500
Total current liabilities	41,485	34,002
Commitments and contingencies (Note 9)
Canadian tax credit liability to sellers	391	368
Notes payable, less current maturities	27,108	22,366
Deferred revenue	26	8
Noncurrent deferred tax liability, net	2,908	2,818
Other long-term liabilities	3,021	2,582
Total liabilities	74,939	62,144
Stockholders’ equity:
Common stock	2	2
Additional paid-in capital	118,859	112,447
Accumulated other comprehensive loss	(2,813)	(3,289)
Accumulated deficit	(54,463)	(48,890)
Total stockholders’ equity	61,585	60,270
Total liabilities and stockholders’ equity	$136,524	$122,414

Upland Software, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three Months Ended March 31,
	2016	2015
	(unaudited)	(unaudited)
Operating activities
Net loss	$(5,573)	$(3,743)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,515	2,001
Deferred income taxes	(36)	(73)
Foreign currency re-measurement loss	(359)	272
Non-cash interest and other expense	64	27
Non-cash stock compensation expense	694	554
Loss on disposal of business	731	—
Changes in operating assets and liabilities, net of purchase business combinations:
Accounts receivable	1,070	(512)
Prepaids and other	150	(394)
Accounts payable	(623)	859
Accrued expenses and other liabilities	(85)	(807)
Deferred revenue	1,334	1,428
Net cash provided by (used in) operating activities	(118)	(388)
Investing activities
Purchase of property and equipment	(680)	(192)
Purchase of customer relationships	(408)	—
Purchase business combinations, net of cash acquired	(8,102)	(2,820)
Net cash provided by (used in) investing activities	(9,190)	(3,012)
Financing activities
Payments on capital leases	(519)	(231)
Proceeds from notes payable, net of issuance costs	4,987	—
Payments on notes payable	(309)	(996)
Issuance of common stock, net of issuance costs	18	6
Net cash provided by (used in) financing activities	4,177	(1,221)
Effect of exchange rate fluctuations on cash	243	221
Change in cash and cash equivalents	(4,888)	(4,400)
Cash and cash equivalents, beginning of period	18,473	30,988
Cash and cash equivalents, end of period	$13,585	$26,588
Supplemental disclosures of cash flow information:
Cash paid for interest	$496	$323
Cash paid for taxes	$2	$96
Noncash investing and financing activities:
Equipment acquired pursuant to capital lease obligations	$221	$578
Issuance of common stock in business combination	$5,700	$—

Upland Software, Inc.
Reconciliation of Non-GAAP Adjusted EBITDA and Adjusted EBITDA Diluted EPS
(Unaudited, in thousands)

	Three Months Ended March 31,
	2016	2015
	(dollars in thousands)
Reconciliation of GAAP Net loss to Non-GAAP Adjusted EBITDA:
Net Loss	$(5,573)	$(3,743)
Add:
Depreciation and amortization expense	2,515	2,001
Interest expense, net	561	347
Other expense (income), net	748	512
Provision for income taxes	103	(243)
Stock-based compensation expense	694	554
Acquisition-related expense	2,428	545
Nonrecurring litigation expense	12	371
Purchase accounting deferred revenue discount	515	113
Adjusted EBITDA	$2,003	$457
Weighted average ordinary shares outstanding - basic	15,432,405	14,841,316
Weighted average ordinary shares outstanding - diluted	15,702,270	15,131,723
Adjusted EBITDA per share - basic	$0.13	$0.03
Adjusted EBITDA per share - diluted	$0.13	$0.03

Total revenue plus purchase accounting deferred revenue discount	$18,097	$17,641
Adjusted EBITDA margin	11%	3%

Upland Software, Inc.
Reconciliation of Non-GAAP Net Income Loss
(Unaudited, in thousands, except share and per share data)

	Three Months Ended March 31,
	2016	2015
	(dollars in thousands, except share and per share data)
Reconciliation of Net Loss to Non-GAAP net income (loss):
Net loss	$(5,573)	$(3,743)
Add:
Stock-based compensation expense	694	554
Amortization of purchased intangibles	1,921	1,436
Amortization of debt discount	64	32
Acquisition-related expense	2,428	545
Nonrecurring litigation expense	12	371
Purchase accounting deferred revenue discount	515	113
Tax effect on non-GAAP adjustments above	(77)	(152)
Non-GAAP net income (loss)	$(16)	$(844)
Weighted average ordinary shares outstanding - basic	15,432,405	14,841,316
Non-GAAP earnings (loss) per share - basic	—	$(0.06)

Upland Software, Inc.
Supplemental Financial Information
(Unaudited, in thousands)

	Three Months Ended March 31,
	2016	2015
Stock-based compensation:
Cost of subscription and support revenue	$7	$9
Cost of professional services revenue	—	3
Sales and marketing	13	14
Research and development	14	12
General and administrative	660	516
Total	$694	$554

	Three Months Ended March 31,
	2016	2015
Depreciation:
Cost of revenue	$445	$461
Operating expense	149	104
Total	$594	$565

Amortization:
Cost of revenue	$598	$526
Operating expense	1,323	910
Total	$1,921	$1,436